UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

Final Results for Cash Tender Offer

On March 22, 2016, American International Group, Inc. (“AIG”) issued a press release announcing the final results as of the expiration date of its previously announced cash tender offer for certain debt securities. AIG has accepted for purchase certain securities validly tendered (the “Accepted Securities”) for an aggregate principal amount of approximately $736.4 million (U.S. Dollar equivalent), as set forth in the press release.

Payment for the Accepted Securities is expected to be made on or about March 23, 2016.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Closing of Notes Offering

In addition, on March 22, 2016, AIG closed the sale of $1,500,000,000 aggregate principal amount of AIG’s 3.900% Notes due 2026 (the “Notes”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

•	Underwriting Agreement, dated March 17, 2016, between AIG and Barclays Capital Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein;

•	Thirty-Second Supplemental Indenture, dated as of March 22, 2016, between AIG and The Bank of New York Mellon, as Trustee;

•	Form of the Notes; and

•	Opinion of Sullivan & Cromwell LLP, dated March 22, 2016, as to the validity of the Notes.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated March 17, 2016, between AIG and Barclays Capital Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.1	Thirty-Second Supplemental Indenture, dated as of March 22, 2016, between AIG and The Bank of New York Mellon, as Trustee.

4.2	Form of the Notes (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP, dated March 22, 2016, as to the validity of the Notes.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	Press release of American International Group, Inc., dated March 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: March 22, 2016	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 17, 2016, between AIG and Barclays Capital Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.1	Thirty-Second Supplemental Indenture, dated as of March 22, 2016, between AIG and The Bank of New York Mellon, as Trustee.

4.2	Form of the Notes (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP, dated March 22, 2016, as to the validity of the Notes.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	Press release of American International Group, Inc., dated March 22, 2016.